SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549




                          FORM 8-K




      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934



              Date of Report: October 15, 1996



                 JACOR COMMUNICATIONS, INC.



                          DELAWARE
       (State or Other Jurisdiction of Incorporation)


            0-12404                          31-0978313
(Commission File No.)    (IRS Employer Identification No.)



                       1300 PNC Center
                    201 East Fifth Street
                   Cincinnati, Ohio 45202

                       (513) 621-1300
Item 5.  Other Events

       In October 1996, in addition to the previously announced acquisition by Jacor Communications, Inc. (the "Company") of Regent Communications, Inc., the Company entered into agreements providing for two exchanges of radio stations which will significantly enhance the Company's presence in San Diego. The Company also agreed to acquire an additional nine radio stations in three separate asset purchase transactions that will provide the Company with its initial access to new broadcast areas in Boise, Des Moines, Cedar Rapids and Casper. These transactions are discussed in more detail below.

      The Company entered into binding agreements with Par Broadcasting to purchase four radio stations in San Diego, KOGO-AM, KCBQ-AM, KIOZ-FM and KKLQ-FM, for $72.0 million in cash and with Entercom to sell the Company's two radio stations  in  Sacramento, KSEG-FM  and  KRXQ-FM,  for  $45.0
million  in  cash.   Although  these  transactions  are  not
directly contingent upon each other, the Company anticipates that these transactions will occur in a manner that permits the transactions to be treated as a tax-free like-kind
exchange.   Par has entered into a local marketing agreement
("LMA") with the Company such that the Company will commence operating the San Diego stations upon the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"). The Company has entered into an LMA with Entercom such that Entercom will commence operating the Sacramento stations upon the expiration or termination of the applicable waiting periods under the HSR Act.

      The Company further entered into a binding exchange agreement with Nationwide Communications, Inc. whereby the Company will exchange the assets of its two radio stations in Phoenix, KSLX-AM and KSLX-FM, for the assets of Nationwide's two radio stations in San Diego, KGB-FM and KPOP-AM. The assets to be exchanged are valued by the Company and Nationwide at approximately $45.0 million. The Company anticipates that this transaction will constitute a tax-free like-kind exchange. Nationwide has further entered into an LMA with the Company such that the Company will commence operating the San Diego stations upon the expiration or termination of the applicable waiting periods under the HSR Act. The Company has entered into an LMA with Nationwide such that Nationwide will commence operating the Phoenix stations upon the expiration or termination of the applicable waiting periods under the HSR Act. In connection with entering into the exchange agreement with Nationwide, the Company also announced that it intends to sell KCBQ-AM in San Diego, upon its acquisition from Par Broadcasting. The Par, Entercom and Nationwide exchanges will significantly enhance the Company's existing radio station portfolio in San Diego, where the Company will then own eight stations.

      In addition, the Company entered into three separate binding agreements with three unaffiliated radio broadcast companies whereby the Company will acquire the Federal Communications Commission (the "FCC") licenses and assets of a total of nine radio stations. These agreements are with Palmer Broadcasting Limited Partnership to acquire WHO-AM and KLYF-FM in Des Moines and WMT-AM and WMT-FM in Cedar Rapids for a purchase price of $52.5 million; with Clear Channel Radio, Inc. to purchase KTWO-AM, KMGW-FM and the Wyoming Radio Network, in Casper for a purchase price of $1.9 million; and with Colfax Communications to acquire KIDO-AM and KLTB-FM in Boise and KARO-FM in Caldwell, Idaho for a purchase price of $11.0 million in cash.

      All of the above pending transactions are subject to various conditions, including approval by the FCC. The Par/Entercom exchange and the Palmer acquisition are further subject to termination or expiration of the applicable waiting periods under the HSR Act.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

99.1 Press Release dated October 15, 1996.

99.2 Press Release dated October 21, 1996.

99.3 Press Release dated October 22, 1996.

99.4 Press Release dated October 24, 1996.

99.5 Press Release dated October 28, 1996.

Signatures

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JACOR COMMUNICATIONS, INC.



November  6,  1996            By: /s/ R.  Christopher Weber
                                      R.  Christopher Weber,
                                      Senior Vice President
                                      and  Chief  Financial
                                      Officer

CONTACT:  Kirk Brewer                              EXHIBIT 99.1
          (847) 256-9282


           JACOR TO PURCHASE PALMER RADIO STATIONS


CINCINNATI,   October  15  --  Jacor  Communications,   Inc.

(NASDAQ:  JCOR) today announced it has reached an  agreement with  Palmer  Broadcasting Limited Partnership  under  which

Jacor  will acquire Palmer's Iowa radio stations  for  $52.5 million in cash.

     Jacor will purchase WHO-AM and KLYF-FM, Des Moines, and

WMT-AM and WMT-FM, Cedar Rapids.  The transaction is subject to regulatory approval.

      "The Palmer stations have a rich heritage, and we will

be  very  proud  to  be associated with  them,"  said  Jerry

Kersting, Jacor senior vice president.  "All of the stations have very attractive signals, including WHO-AM which is  one of the country's few clear-channel stations."

      Joe  Lentz, president of Palmer, added, "The staff  is

most   enthused   about   becoming   part   of   the   Jacor

Communications family."

      Jacor  was represented by Kalil & Associates.   Palmer

was represented by Salomon Bros.

      Jacor  Communications is headquartered in  Cincinnati.

Including   announced  pending  acquisitions,  Jacor   owns,

operates,  represents or provides programming for  96  radio stations in 22 U.S. markets.  The company also owns  WKRC-TV

in  Cincinnati.   Jacor  intends to  pursue  growth  through

continued  acquisitions  of complementary  stations  in  its existing  markets  and radio groups or  individual  stations with significant presence in other attractive markets.

                         #    #    #

CONTACT:  Kirk Brewer                        EXHIBIT 99.2
          (847) 256-9282


        JACOR, ENTERCOM AND PAR TO EXCHANGE STATIONS

CINCINNATI,  Oct. 21 -- Jacor Communications, Inc.  (NASDAQ:

JCOR)   today  announced   it  has  signed  two   definitive

agreements  having  the  effect of Jacor  swapping  its  two

Sacramento radio stations and $27 million in cash  for  four radio stations in San Diego.

      To effectuate the exchange, Jacor reached an agreement

with  Par Broadcasting to purchase KOGO-AM, KCBQ-AM, KIOZ-FM

and  KKLQ-FM  in  San Diego for $72 million.   In  addition,

Jacor  has  signed an agreement with Entercom  to  sell  its

Sacramento radio stations, KSEG-FM and KRXQ-FM, to  Entercom for $45 million.

     Although Jacor's purchase of the San Diego stations and

the  sale  of  the  Sacramento  stations  are  not  directly contingent  upon  each  other, Jacor  anticipates  that  the transactions  will  occur  in  a  manner  that  permits  the

transactions  to  be  treated as a tax-free  exchange.   The

transactions are subject to regulatory review.

      "We're  very  excited about these transactions,"  said

Randy Michaels, chief executive officer of Jacor.  "We  view

San  Diego  as  a  very  attractive market,  and  this  step furthers  our  strategy  to continue  to  develop  our  core markets."

     Kalil and Co. was the broker for these transactions.

      Jacor  Communications is headquartered in  Cincinnati.

Including   announced  pending  acquisitions,  Jacor   owns,

operates,  represents or provides programming for  98  radio stations in 21 U.S. markets.  The company also owns  WKRC-TV

in   Cincinnati.   Jacor  plans  to  pursue  growth  through

continued  acquisitions  of complementary  stations  in  its existing  markets,  and radio groups or individual  stations with significant presence in other attractive markets.



                         #    #    #

CONTACT:  Kirk Brewer                        EXHIBIT 99.3
          (847) 256-9282


      JACOR TO ACQUIRE TWO STATIONS IN CASPER, WYOMING,
                  AND WYOMING RADIO NETWORK


CINCINNATI,  Oct. 22 -- Jacor Communications, Inc.  (NASDAQ:

JCOR)  today announced it has reached a definitive agreement to  purchase  KTWO-AM, KMGW-FM, and Wyoming  Radio  Network,

Casper, Wyoming, from Clear Channel Radio, Inc.

     The transaction is subject to regulatory review.

      "We're  very  pleased  to  be  associated  with  these

stations," said Jerry Kersting, Jacor senior vice president.

"KTWO  is  the  oldest operating station  in  the  state  of

Wyoming,  and is the state's only 50,000-watt clear  channel station."

      Jacor  Communications is headquartered in  Cincinnati.

Including   announced  pending  acquisitions,  Jacor   owns,

operates,  represents or provides programming for 100  radio stations in 22 U.S. markets.  The company also owns  WKRC-TV

in   Cincinnati.   Jacor  plans  to  pursue  growth  through

continued  acquisitions  of complementary  stations  in  its existing  markets, and radio groups  or individual  stations with significant presence in other attractive markets.

                         #    #    #

CONTACT:  Kirk Brewer                        EXHIBIT 99.4
          (847) 256-9282


              JACOR, NATIONWIDE REACH AGREEMENT
          TO TRADE SAN DIEGO AND PHOENIX STATIONS;
        KCBQ-AM TO BE SPUN OFF TO EXCL COMMUNICATIONS


      CINCINNATI,  October 24 -- Jacor Communications,  Inc.

(NASDAQ:  JCOR) today announced it has reached an  agreement with  Nationwide Communications, Inc. under which Jacor will trade  the assets of its two Phoenix radio stations, KSLX-AM and KSLX-FM, for the assets of Nationwide's KGB-FM and KPOP-

AM in San Diego.

      Jacor  also  announced it will spin off  KCBQ-AM,  San

Diego, to EXCL Communications, Inc. of San Jose, California.

The  acquisition of KCBQ by Jacor was recently announced  as part of a transaction with Par Broadcasting.

     The transactions are subject to regulatory approval.

      "We  have identified San Diego as one of Jacor's  core

locations,  and  we  now  have a full  complement  of  eight

stations,"  said  Randy  Michaels,  Jacor  chief   executive

officer.   "While it was difficult to make the  decision  to

exit the Phoenix market, our employees, our advertisers  and our  listeners  --  in Phoenix and San  Diego  --  will  all benefit from the transaction."

      Christopher  Marks,  chairman of EXCL  Communications,

said,  "The  addition  of KCBQ will  extend  EXCL's  Spanish

California  Network's coverage from north of  Sacramento  to

San Diego in the south."

      EXCL  Communications  owns or  is  under  contract  to

purchase 19 stations in California, Colorado, New Mexico and

Oregon.

      Jacor  Communications is headquartered in  Cincinnati.

Including   announced  pending  acquisitions,  Jacor   owns,

operates,  represents or provides programming for  99  radio stations in 21 U.S. markets.  The company also owns  WKRC-TV

in   Cincinnati.   Jacor  plans  to  pursue  growth  through

continued  acquisitions  of complementary  stations  in  its existing  markets,  and radio groups or individual  stations with significant presence in other attractive markets.



                         #    #    #



CONTACT:   Kirk  Brewer                     EXHIBIT 99.5
          (847) 256-9282


            JACOR TO ACQUIRE THREE IDAHO STATIONS


CINCINNATI,  Oct. 28 -- Jacor Communications, Inc.  (NASDAQ:

JCOR)  today announced it has reached a definitive agreement to  purchase KIDO-AM and KLTB-FM, Boise, Idaho, and KARO-FM,

Caldwell, Idaho, from Colfax Communications.

     Jacor will pay $11 million cash for the three stations.

The transaction is subject to regulatory review.

      "We  consider  Boise to be a very attractive,  growing

area," said Jerry Kersting, Jacor senior vice president.

      Jacor  Communications is headquartered in  Cincinnati.

Including   announced  pending  acquisitions,  Jacor   owns,

operates,  represents or provides programming for 102  radio stations  in 22 U.S. cities.  The company also owns  WKRC-TV

in   Cincinnati.   Jacor  plans  to  pursue  growth  through

continued  acquisitions  of complementary  stations  in  its existing  locations, and radio groups or individual stations with significant presence in other attractive locations.



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